UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2016

Tesco Corporation

(Exact name of registrant as specified in its charter)

Alberta	001-34090	76-0419312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11330 Clay Road Suite 350 Houston, Texas		77041
(Address of principal executive offices)		(ZIP Code)

Registrant’s telephone number, including area code: (713) 359-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Results of Operations and Financial Condition.

On June 8, 2016, Tesco Corporation issued a press release announcing the pricing of an underwritten public offering of 7,000,000 common shares of the Company. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	News Release, dated June 8, 2016, titled “Tesco Corporation Announces Pricing of Public Offering of Common Shares”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESCO CORPORATION

By	/s/ Christopher L. Boone
Christopher L. Boone
Sr. Vice President and
Chief Financial Officer

Date: June 8, 2016